UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2023

Eterna Therapeutics Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11460	31-1103425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10355 Science Center Drive, Suite 150
San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 582-1199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.005 per share	ERNA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 13, 2023, Eterna Therapeutics Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors (the “Purchasers”) providing for the private placement (the “Private Placement”) to the Purchasers of (i) $8,715,000 in aggregate principal amount of the Company’s 6.0% Senior Convertible Promissory Notes due July 2028 (the “Notes”) and (ii) warrants, each exercisable to purchase one share of the Company’s common stock, par value $0.005 per share (“Common Stock”), at an exercise price of $2.61 per share (the “Warrants”). The closing of the Private Placement occurred on July 14, 2023 (the “Closing Date”).

The Notes are the general senior unsecured obligations of the Company and rank equal in right of payment with all of the Company’s existing and future unsubordinated indebtedness. The Notes bear interest at 6.0% per annum, payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year, commencing on October 15, 2023. At its election, the Company may pay interest either in cash or in-kind by increasing the outstanding principal amount of the Notes. The Notes mature on July 14, 2028, unless earlier converted or repurchased. The Company may not redeem the Notes at its option prior to maturity.

The Notes contain restrictive covenants that, among other things, generally limit the ability of the Company and its subsidiaries to (i) create liens, (ii) pay dividends, acquire shares of capital stock and make payments on subordinated debt, (iii) incur indebtedness, or (iv) enter into transactions with affiliates. The foregoing restrictive covenants are subject to a number of important exceptions and qualifications, as set forth in the Notes.

The Notes may be converted to shares of Common Stock at an initial conversion price of $2.86 per share, subject to customary adjustments for stock splits, stock dividends and recapitalizations, as described in the Notes. The Notes do not contain any ratchet or other financial antidilution provisions.  The Notes purchased by certain of the Purchasers contain conversion limitations, providing that no conversion may be made if the aggregate number of shares of Common Stock beneficially owned by the holder thereof would exceed 4.99%, 9.99% or 19.99% immediately after conversion thereof, subject to certain increases not in excess of either 9.99% or 19.99% at the option of such holder.

The Notes provide for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, the following: nonpayment of principal or interest; breach of covenants or other agreements in the Notes; and certain events of bankruptcy. Generally, if an event of default occurs and is continuing under the Notes, the holder thereof may require the Company to repurchase some or all of their Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest thereon.

The Company issued Warrants to purchase an aggregate of 6,094,392 shares of Common Stock, representing 200% of the number of shares of Common Stock into which the Notes are initially convertible.  Each Warrant is immediately exercisable, has an exercise price of $2.61 per share, expires five years following the Closing Date and is subject to customary adjustments. The Warrants purchased by certain of the Purchasers contain a provision pursuant to which such Warrants may not be exercised if the aggregate number of shares of Common Stock beneficially owned by the holder thereof would exceed 4.99%, 9.99% or 19.99% immediately after exercise thereof, subject to certain increases not in excess of either 9.99% or 19.99% at the option of such holder.

The Company intends to use the net proceeds from the Private Placement for general working capital purposes.

Mr. Brant Binder and Dr. Richard Wagner, current directors of the Company, and former directors, Mr. Charles Cherington and Mr. Nicholas Singer, participated in the Private Placement on the same terms and subject to the same conditions as all other Purchasers.

The securities to be issued to the Purchasers under the Purchase Agreement were offered in reliance on an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder. The Company relied on this exemption from registration based in part on representations made by the Purchasers, including that each Purchaser is an “accredited investor”, as defined in Rule 501(a) promulgated under the Securities Act.

The offer and sale of the securities pursuant to the Purchase Agreement have not been registered under the Securities Act or any state securities laws. The securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Current Report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein or therein.

Pursuant to the Purchase Agreement, on July 13, 2023, the Company and the Purchasers entered into a Registration Rights Agreement, pursuant to which the Company has agreed to prepare and file a registration statement on Form S-3 with the Securities and Exchange Commission no later than 30 days following the Closing Date to register the resale of the shares of Common Stock issuable upon conversion of the Notes and the shares of Common Stock issuable upon exercise of the Warrants.

The foregoing description of the Purchase Agreement, the Notes, the Warrants and the Registration Rights Agreement is only a summary and is qualified in its entirety by reference to the full text of such agreements, which are filed as Exhibit 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Notes contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Securities Purchase Agreement, dated as of July 13, 2023, by and among Eterna Therapeutics Inc. and the purchasers party thereto.
10.2	Form of Senior Convertible Note.
10.3	Form of Common Stock Purchase Warrant.
10.4	Registration Rights Agreement, dated as of July 13, 2023, by and among Eterna Therapeutics Inc. and the purchasers party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Eterna Therapeutics Inc.

Dated: July 18, 2023	By:	/s/ Matthew Angel
Matthew Angel
Chief Executive Officer and President